CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Tax-Free Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund’s Annual Report on Form N-CSR for the period ended February 28, 2018. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Tax-Free Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund’s Annual Report on Form N-CSR for the period ended February 28, 2018. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Tax-Free Trust of our report dated April 17, 2018, relating to the financial statements and financial highlights, which appears in Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund’s Annual Report on Form N-CSR for the period ended February 28, 2018. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2018